Exhibit 10.36

EXECUTION VERSION

AMENDMENT NO. 1

Dated as of April 12, 2013

to the

SENIOR SECURED SUPER PRIORITY DEBTOR-IN-POSSESSION

CREDIT AGREEMENT

Dated as of February 27, 2013

among

SCHOOL SPECIALTY, INC.,

CLASSROOMDIRECT.COM, LLC,

DELTA EDUCATION, LLC,

SPORTIME, LLC,

CHILDCRAFT EDUCATION CORP.,

BIRD-IN-HAND WOODWORKS, INC.,

CALIFONE INTERNATIONAL, INC.,

and

PREMIER AGENDAS, INC.,

as Borrowers,

SELECT AGENDAS, CORP.,

FREY SCIENTIFIC, INC.,

and

SAX ARTS & CRAFTS, INC.,

as Guarantors,

THE LENDERS,

as defined herein,

and

U.S. BANK NATIONAL ASSOCIATION,

as Administrative Agent and as Collateral Agent

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AMENDMENT NO. 1

to

SENIOR SECURED SUPER PRIORITY DEBTOR-IN-POSSESSION

CREDIT AGREEMENT

This AMENDMENT NO. 1 is dated as of April 12, 2013 (this “Amendment”) to the Senior Secured Super Priority Debtor-in-Possession Credit Agreement, dated as of February 27, 2013, entered into by and among School Specialty, Inc., a Wisconsin corporation (“School Specialty” or the “Administrative Borrower”), each of ClassroomDirect.com, LLC, a Delaware limited liability company, Delta Education, LLC, a Delaware limited liability company, Sportime, LLC, a Delaware limited liability company, Childcraft Education Corp., a New York corporation, Bird-in-Hand Woodworks, Inc. a New Jersey corporation, Califone International, Inc. a Delaware corporation, and Premier Agendas, Inc., a Washington corporation (collectively, the “Subsidiary Borrowers” and, together with the Administrative Borrower, the “Borrowers”), Select Agendas, Corp., a Nova Scotia unlimited liability company, Frey Scientific, Inc. and Sax Arts & Crafts, Inc., each a Delaware corporation, each as a Guarantor, each Subsidiary of the Administrative Borrower (other than the Subsidiary Borrowers) that becomes a Guarantor hereunder and party hereto from time to time in accordance with Section 5.8 therein, each of the lenders appearing on the signature pages hereof, together with such other lenders as may from time to time become a party to this Amendment pursuant to the terms and conditions of Article VIII thereof (collectively, the “Lenders”), and U.S. Bank National Association (“U.S. Bank”), in its separate capacity as administrative agent for itself and all other Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”), and in its separate capacity as collateral agent for itself and all other Lenders (in such capacity, together with its successors and assigns, the “Collateral Agent” and, collectively with the Administrative Agent, the “Agent”) (such Senior Secured Super Priority Debtor-in-Possession Credit Agreement as in effect on the date hereof, together with all schedules and exhibits thereto effective on the date hereof, the “Existing Credit Agreement”).

RECITALS:

A. The Borrowers and Guarantors (other than Select Agendas, Corp.) have commenced a case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware, and have retained possession of their respective assets and are authorized under the Bankruptcy Code to continue the operation of their businesses as debtors-in-possession.

B. The Bankruptcy Court has entered an Interim Order and Final Order pursuant to which Administrative Agent and Lenders may make post-petition term loans to Borrowers secured by substantially all the assets and properties of the Obligors as set forth in the Interim Order or Final Order, as applicable, and this Amendment.

C. The Borrowers, the Guarantors, the Lenders and the Agent are parties to the Existing Credit Agreement and one or more of the Loan Documents.

D. The Parties hereto have agreed, upon the terms and subject to the conditions set forth herein, that the Existing Credit Agreement be amended as set forth herein (as so amended, the “Amended Credit Agreement”).

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Defined Terms. Capitalized terms used but not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Amended Credit Agreement.

ARTICLE II AMENDMENTS

TO EXISTING CREDIT

AGREEMENT

Section 2.1 Amendments to the Existing Credit Agreement.

(a) Definition of Additional Funding Dates. Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Additional Funding Dates” and inserting in lieu thereof the following:

“Additional Funding Dates” means (i) not more than two dates after the Initial Borrowing and during the Availability Period on which the Borrowers may borrow Loans under this Agreement in accordance with clause (ii) of Section 2.1 and (ii) not more than one date after the Initial Borrowing and during the Availability Period on which the Borrowers may borrow Loans under this Agreement in accordance with clause (iii) of Section 2.1.”

(b) Definitions of Extended Funding Dates and Extended Funding Date Test Periods. Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definitions of “Extended Funding Dates” and “Extended Funding Test Period.”

(c) Loans.

(i) Section 2.1 of the Existing Credit Agreement is hereby amended by deleting the text of clauses (iii) and (iv) thereof and inserting in lieu thereof the following:

“and (iii) on or after April 25, 2013 an additional borrowing in an aggregate principal amount of $10,000,000 in respect of which a Notice of Borrowing has been delivered”

(ii) Section 2.1 of the Existing Credit Agreement is hereby amended by deleting the text “and Extended Funding Date” from the third to final sentence thereof.

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(iii) Section 2.1 of the Existing Credit Agreement is hereby amended by deleting the text “or Extended Funding Date” from the penultimate sentence thereof.

(d) Procedures for Loans.

(i) Section 2.2 of the Existing Credit Agreement is hereby amended by deleting the text “or Extended Funding Date” in each case where it appears in the second sentence thereof.

(ii) Section 2.2 of the Existing Credit Agreement is hereby amended by deleting the text “or $1,000,000 in the aggregate on each such Extended Funding Date” and inserting in lieu thereof the following:

“pursuant to clause (ii) of Section 2.1 or $10,000,000 for the Additional Funding Date pursuant to clause (iii) of Section 2.1.”

(e) Additional Conditions Precedent to Each Loan. Section 3.2(f) of the Existing Credit Agreement is hereby amended by inserting after the word “occurred” and before the comma in the first line thereof the following:

“on or after April 12, 2013”

(f) Additional Conditions Precedent to Each Loan Made on An Extended Funding Date. Section 3.3 of the Existing Credit Agreement and Section 5.3 of the Table of Contents to the Existing Credit Agreement is hereby amended by deleting the text thereof and inserting in lieu thereof the following:

“[Intentionally Omitted]”

(g) Post-Closing Obligations.

(i) Section 5.16 of the Existing Credit Agreement is amended by deleting the period at the end thereof and inserting in lieu thereof the following:

“; provided, however, that the Administrative Agent shall (at the direction of the Required Lenders) have the authority to (i) waive any due date with respect to the delivery of any of the Collateral Access Agreements, (ii) approve the form and substance of any Collateral Access Agreement and (iii) waive the requirement to deliver any Collateral Access Agreement.”

(ii) Schedule 5.16 of the Existing Credit Agreement is amended by deleting the second entry in the column under Due Date and inserting in lieu thereof the following:

“No later than 60 days after the Closing Date”

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(h) Milestones.

(i) Item (ii) of Schedule 5.18 of the Existing Credit Agreement is hereby amended by deleting “44” in the first line thereof and inserting in lieu thereof the following:

“56”

(ii) Item (iii) of Schedule 5.18 of the Existing Credit Agreement is hereby amended by deleting “48” in the first line thereof and inserting in lieu thereof the following:

“59”

ARTICLE III CONDITIONS

PRECEDENT

Section 3.1 Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) that all of the following conditions have been satisfied.

(a) the Administrative Agent (or its counsel) shall have received from the other Parties hereto a counterpart of this Amendment signed on behalf of such Party.

(b) the representations and warranties contained in Article IV of the Amended Credit Agreement shall be true and correct in all material respects (without duplication of any materiality qualifier contained herein) as though made on and as of such date (and each Borrower shall be deemed to have so made each representation and warranty on and as of such date).

(c) no event shall have occurred, or would result from the execution and delivery of this Amendment that, with the giving of notice or lapse of time or both, if required, constitutes, or would give rise to, a Default or an Event of Default.

(d) no injunction, writ, judgment, decree, restraining order, or other order of any nature shall have been issued and remain in force by any Governmental Authority or arbitrator against any Obligor, the Agent, any Lender or the ABL DIP Agent or any ABL DIP Credit Lender or letter of credit issuing bank prohibiting or restraining, directly or indirectly, and no other legal bar shall exist directly or indirectly to, the execution and delivery of this Amendment.

(e) The execution and delivery of the Amendment shall not violate any requirement of Applicable Law and shall not be enjoined, temporarily, preliminarily or permanently.

(f) The Administrative Borrower shall have notified the ABL DIP Agent and any other parties that require notice pursuant to the Chapter 11 Cases.

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ARTICLE IV

MISCELLANEOUS

Section 4.1 Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.3 of the Amended Credit Agreement.

Section 4.2 Governing Law; Waiver of Jury Trial.

(a) Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the choice of law provisions thereof (other than Section 5-1401 of the New York General Obligations Law).

(b) WAIVER OF JURY TRIAL. THE OBLIGORS, THE LENDERS AND THE AGENT HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER.

Section 4.3 Integration; Inconsistency. This Amendment, together with the Loan Documents, comprise the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to such subject matter, superseding all prior oral or written understandings. If any provision of a Loan Document (other than the Intercreditor Agreement) is inconsistent with or conflicts with a comparable or similar provision appearing in this Amendment, the comparable or similar provision in this Amendment shall govern.

Section 4.4 Advice from Independent Counsel. The parties hereto understand that this Amendment is a legally binding agreement that may affect such party’s rights. Each party hereto represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Amendment and that it is satisfied with its legal counsel and the advice received from it.

Section 4.5 Binding Effect; No Assignment by Borrower. This Amendment shall be binding upon and inure to the benefit of the Obligors, the Lenders, the Agent and their respective successors and assigns; provided, however, no Obligor may assign any or all of its rights or obligations hereunder or any of its interest herein without the prior written consent of the Administrative Agent and all Lenders.

Section 4.6 Loan Document. This Amendment is a Loan Document executed pursuant to the Amended Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

Section 4.7 Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered (including by PDF or facsimile transmission, which shall be as effective as delivery of a manually executed counterpart hereof) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

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Section 4.8 Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

Section 4.9 Reaffirmation. Each of the Obligors hereby consents to this Amendment and the transactions contemplated hereby, and hereby confirms its respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Loan Documents to which it is party, and agrees that notwithstanding the effectiveness of this Amendment and the consummation of the transactions contemplated hereby, such guarantees, pledges, grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Amended Credit Agreement. Each of the Obligors further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by such Obligor with Section 5.14 (“Further Assurances”) of the Amended Credit Agreement and hereby reaffirms its obligations under each similar provision of each Loan Document to which it is party.

Section 4.10 No Novation. Neither this Amendment nor the transactions contemplated hereby shall extinguish the Loans outstanding under the Existing Credit Agreement or release the Liens granted under the Loan Documents. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement, which shall remain outstanding after the Amendment Effective Date as modified hereby. Each of the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect except to the extent modified hereby or in connection herewith.

Section 4.11 Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent and the Lenders for all of its out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the disbursements of legal counsel expenses to the Administrative Agent and the Lenders.

Section 4.12 Conflict. In the event of a conflict between this Amendment and the Final Order, the Final Order shall govern.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

SCHOOL SPECIALTY, INC.,

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	President and Chief Executive Officer

CLASSROOMDIRECT.COM, LLC,

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	President

DELTA EDUCATION, LLC,

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	Executive Vice President

SPORTIME, LLC,

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	President

CHILDCRAFT EDUCATION CORP.,

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	President

BIRD-IN-HAND WOODWORKS, INC.,

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	President

[Signature Page to DIP First Amendment]

CALIFONE INTERNATIONAL, INC.,

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	Executive Vice President

PREMIER AGENDAS, INC.,

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	Executive Vice President

GUARANTORS:

SELECT AGENDAS, INC.,

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	President

FREY SCIENTIFIC, INC.,

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	Executive Vice President

SAX ARTS & CRAFTS, INC.,

By:	/s/ Michael P. Lavelle
Name:	Michael P. Lavelle
Title:	President

[Signature Page to DIP First Amendment]

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and as Collateral Agent

By:	/s/ James A Hanley
Name:	James A Hanley
Title:	Vice President

[Signature Page to DIP First Amendment]

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and as Collateral Agent

By:	/s/ James A Hanley
Name:	James A Hanley
Title:	Vice President

[Signature Page to DIP First Amendment]

LENDERS:

J. GOLDMAN MASTER FUND, L.P, as Lender

By: J. GOLDMAN & CO, LP, as investment advisor

By:	/s/ Adam J. Reback
Name:	Adam J. Reback
Title:	CCO

[Signature Page to DIP First Amendment]

SHELBY CULLOM DAVIS CHARITABLE FUND, INC., as Lender

By:	/s/ Keith J. Sabol
Name:	Keith J. Sabol
Title:	Portfolio Manager

[Signature Page to DIP First Amendment]

DAVIS APPRECIATION AND INCOME FUND, as Lender

By:	/s/ Keith J. Sabol
Name:	Keith J. Sabol
Title:	Portfolio Manager

[Signature Page to DIP First Amendment]

HUDSON BAY DISTRESSED MASTER FUND LLC., as Lender

By:	/s/ Charles Winkler
Name:	Charles Winkler
Title:	Partner

[Signature Page to DIP First Amendment]

BULWARKBAY CREDIT OPPORTUNITIES MASTER FUND LTD, as Lender

By:	/s/ Michael Hamm
Name:	Michael Hamm
Title:	Portfolio Manager

[Signature Page to DIP First Amendment]

ANSON CATALYST MASTER FUND LP, as Lender

By: M5V ADVISORS INC., as advisors to ANSON CATALYST MASTER FUND LP

By:	/s/ Adam Spears
Name:	Adam Spears
Title:	Director

[Signature Page to DIP First Amendment]

WOLVERINE FLAGSHIP FUND TRADING
LIMITED, as Lender

By:	/s/ Ken Nadel
Name:	Ken Nadel
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

BLUE CROSS OF CALIFORNIA

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

Q OPPORTUNITY FUND, LTD., as Lender

By: AMALGAMATED GADGET, L.P. as Investment Manager
By: SCEPTER HOLDINGS, INC., its General Partner

By:
Name:
Title:

[Signature Page to DIP First Amendment]

CATHOLIC MUTUAL RELIEF SOCIETY OF AMERICA

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

THE CATHOLIC MUTUAL RELIEF SOCIETY RETIREMENT PLAN AND TRUST

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

THE CATHOLIC RELIEF INSURANCE COMPANY OF AMERICA

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

CENTURY NATIONAL INSURANCE COMPANY

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

DESERET HEALTHCARE EMPLOYEE BENEFITS TRUST

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

DESERET MUTUAL RETIREE MEDICAL & LIFE PLAN TRUST

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

DESERET MUTUAL EMPLOYEE PENSION
TRUST

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

DOW RETIREMENT GROUP TRUST

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

ALEX GREEN IRA

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

LOCKHEED MARTIN CORPORATION MASTER
RETIREMENT TRUST

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

NATIONAL RAILROAD RETIREMENT
INVESTMENT TRUST

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

PROTECTIVE INSURANCE COMPANY

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

THE NORTHERN TRUST AS TRUSTEE OF
THE CENTURYLINK, INC. DEFINED BENEFIT MASTER TRUST

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

THE NORTHERN TRUST AS TRUSTEE OF
THE CENTURYLINK, INC. DEFINED BENEFIT MASTER TRUST

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

SAGICOR LIFE INSURANCE COMPANY

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

STARVEST CONVERTIBLE SECURITIES FUND LTD.

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

TEACHERS’ RETIREMENT SYSTEM OF THE CITY OF NEW YORK

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

VIRGINIA RETIREMENT SYSTEM

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

VIRGINIA RETIREMENT SYSTEM

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

WELLMARK INC. (IOWA)

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

WELLMARK OF SOUTH DAKOTA INC.

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

ZAZOVE AGGRESSIVE GROWTH FUND, L.P.

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

ZAZBOND LLC

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

ZAZOVE HIGH YIELD CONVERTIBLE SECURITIES FUND, L.P.

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

EDGEWOOD COMMERCIAL VILLAGE, LLC

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

GLENBROOK PARTNERS LP

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

THE STUART AND PAULA SAGAN FAMILY TRUST

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]

THE ZISSIS FAMILY TRUST

By: ZAZOVE ASSOCIATES LLC

By:	/s/ Steven M. Kleiman
Name:	Steven M. Kleiman
Title:	Chief Operating Officer

[Signature Page to DIP First Amendment]